UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 30, 2014

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8908

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2014, GlobalWise Investments, Inc., a Nevada corporation (the “Company”), issued a convertible promissory note in the amount of $50,000 (the “Convertible Note”) to an accredited investor (the “Note Investor”). The Convertible Note matures on December 31, 2015 (the “Maturity Date”) and bears interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. The Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share. If the Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investor prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Note is repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. Under the terms of the Convertible Note, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014. The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment. The form of the Convertible Note and related Subscription Agreement are incorporated as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

On May 30, 2014, the Company issued a convertible promissory note in the amount of $40,000 (the “Convertible Note”) to an accredited investor (the “Note Investor”). The Convertible Note matures on December 31, 2015 (the “Maturity Date”) and bears interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. The Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share. If the Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investor prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Note is repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. Under the terms of the Convertible Note, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014. The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment. The form of the Convertible Note and related Subscription Agreement are incorporated as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

On June 2, 2014, the Company issued a convertible promissory note in the amount of $8,000 (the “Convertible Note”) to an accredited investor (the “Note Investor”). The Convertible Note matures on December 31, 2015 (the “Maturity Date”) and bears interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. The Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share. If the Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investor prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Note is repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. Under the terms of the Convertible Note, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014. The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment. The form of the Convertible Note and related Subscription Agreement are incorporated as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

On June 2, 2014, the Company issued a convertible promissory note in the amount of $32,000 (the “Convertible Note”) to an accredited investor (the “Note Investor”). The Convertible Note matures on December 31, 2015 (the “Maturity Date”) and bears interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. The Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share. If the Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investor prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Note is repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. Under the terms of the Convertible Note, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014. The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment. The form of the Convertible Note and related Subscription Agreement are incorporated as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

On June 4, 2014, the Company issued a convertible promissory note in the amount of $15,000 (the “Convertible Note”) to an accredited investor (the “Note Investor”). The Convertible Note matures on December 31, 2015 (the “Maturity Date”) and bears interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly. The Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share. If the Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investor prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12% from the Maturity Date until the date the Convertible Note is repaid in full. Any interest not paid quarterly will also accrue interest at the annual rate of 12%. Under the terms of the Convertible Note, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014. The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment. The form of the Convertible Note and related Subscription Agreement are incorporated as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

On June 5, 2014, the Company issued a convertible promissory note in the amount of $10,000 (the “Convertible Note”) to an accredited investor (the “Note Investor”).  The Convertible Note matures on December 31, 2015 (the “Maturity Date”) and bears interest at an annual rate of interest of 10 percent until maturity, with interest payable quarterly.  The Note Investor has a right, in their sole discretion, to convert the Convertible Note into shares of Common Stock, par value $0.001 per share, of the Company under certain circumstances at a conversion rate of $0.08 per Share.  If the Convertible Note has not been fully repaid by the Company by the Maturity Date or converted into shares at the election of the Convertible Note Investor prior to the Maturity Date, then such Convertible Note will accrue interest at the annual rate of 12%.  Under the terms of the Convertible Note, the Company agreed to seek shareholder approval to increase the number of authorized shares of the Company by at least 25,000,000 shares on or before September 30, 2014.  The Company intends to use the proceeds of the Convertible Note for working capital, general corporate purposes, and debt repayment.  The form of the Convertible Note and related Subscription Agreement are incorporated as Exhibit 10.1 and 10.2 to this Report, and the summary description of the terms of the Convertible Note contained herein is qualified in its entirety by reference to Exhibit 10.1 and 10.2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 30, 2014, the Company issued the Convertible Note, in the principal amount of $50,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

On May 30, 2014, the Company issued the Convertible Note, in the principal amount of $40,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

On June 2, 2014, the Company issued the Convertible Note, in the principal amount of $8,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

On June 2, 2014, the Company issued the Convertible Note, in the principal amount of $32,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

On June 4, 2014, the Company issued the Convertible Note, in the principal amount of $15,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

On June 5, 2014, the Company issued the Convertible Note, in the principal amount of $10,000, as described in Item 1.01 of this Report, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1*	Form of Convertible Promissory Note issued on May 30, 2014, June 2, 2014 and June 4, 2014 by GlobalWise Investments, Inc.
10.2*	Form of Subscription Agreement entered into on May 30, 2014, June 2, 2014 and June 4, 2014.

* Filed as Exhibits 10.1 and 10.2 in the Form 8-K filed on May 15.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2014

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1*	Form of Convertible Promissory Note issued on May 30, 2014, June 2, 2014 and June 4, 2014 by GlobalWise Investments, Inc.
10.2*	Form of Subscription Agreement entered into on May 30, 2014, June 2, 2014 and June 4, 2014.

* Filed as Exhibits 10.1 and 10.2 in the Form 8-K filed on May 15.